Conformed Copy


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934



                      Date of Report: September 25, 1998
                      (Date of earliest event reported)

                        CHRYSLER FINANCIAL CORPORATION

            (Exact name of registrant as specified in its charter)


State of Michigan                  I-5966              38-0961430
State or other jurisdiction        Commission          (IRS Employer
of incorporation)                  File No.)           Identification No.)


               27777 Franklin Road., Southfield, Michigan 48034
                   (Address of principal executive offices)



Registrant's telephone number, including area code (248)948-3067



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Item 5. Other Events.

        Chrysler Financial Corporation plans to convert from a corporation to a limited liability company ("LLC") on or about October 25, 1998. Conversion to an LLC will have no effect on the day-to-day operations of the company.

        The new LLC will be the surviving legal entity of a merger between Chrysler Financial Company L.L.C., a newly created Michigan limited liability company, and Chrysler Financial Corporation.

        Chrysler Corporation, which currently owns all of the capital stock of Chrysler Financial Corporation, will be the sole member (owner) of Chrysler Financial Company L.L.C.

        Upon the merger, Chrysler Financial Company L.L.C. will succeed to the operations of Chrysler Financial Corporation and will acquire its assets and assume its debt and other obligations.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as part of this Report;

        (a)    Financial statements of businesses acquired:      None

        (b)    Pro forma financial information:    None

        (c)    Exhibits:     None

                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    CHRYSLER FINANCIAL CORPORATION



Date: September 25, 1998            By:  /s/Byron C. Babbish
                                       ---------------------
                                        Byron C. Babbish
                                        Assistant Secretary